Exhibit 99.1

Letter of Transmittal

Yardville Capital Trust II

Offer to exchange its 9.50%

Series B Capital Securities (“Exchange Capital Securities”)

(Liquidation Amount $1,000 per Capital Security)

which have been registered under the

Securities Act of 1933 for any and all of its outstanding

9.50% Series A Capital Securities (“Original Capital Securities”)

(Liquidation Amount $1,000 per Capital Security)

unconditionally guaranteed, as described in the Prospectus dated                 , 2008

(as the same may be amended or supplemented, the “Prospectus”),

by The PNC Financial Services Group, Inc. pursuant to the Prospectus

The Exchange Offer and Withdrawal Rights will expire at 5:00 p.m., New York City time, on                 , 2008, or on such later date or time to which the Corporation or the Trust may extend the Exchange Offer (the “Expiration Date”). Tenders may be withdrawn prior to 5:00 p.m., New York City time, on the Expiration Date.

The PNC Financial Services Group, Inc. will serve as the exchange agent for the Exchange Offer:

By Hand, Registered or Certified Mail

or Overnight Courier:

The PNC Financial Services Group, Inc.

Attn: Shareholder Services

One PNC Plaza

249 Fifth Avenue

Pittsburgh Pennsylvania 15222

Telephone: (800) 982-7652

Facsimile: 412-762-7829

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus. As used herein, the term “Holder” means the holder of Original Capital Securities, Amboy Bank. As used herein, the term “Certificates” means physical certificates representing Original Capital Securities.

To participate in the Exchange Offer (as defined below), Holders must deliver Certificates, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, to us at the address set forth herein on or prior to the Expiration Date in order for such tender to be effective.

THE METHOD OF DELIVERY OF THE CERTIFICATES, THIS LETTER OF TRANSMITTAL, AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE US. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

ALL TENDERING HOLDERS COMPLETE THIS BOX:

DESCRIPTION OF ORIGINAL CAPITAL SECURITIES TENDERED

(SEE INSTRUCTIONS)

If blank, please print name and address of registered holder.	Original Capital Securities tendered (Attach additional list if necessary)
	Certificate Number(s)	Aggregate Liquidation Amount of Original Capital Securities	Liquidation Amount of Original Capital Securities Tendered

Total Amount Tendered:

Ladies and Gentlemen:

The undersigned hereby tenders to Yardville Capital Trust II, a trust formed under the laws of the State of Delaware (the “Trust”) and The PNC Financial Services Group, Inc., a Pennsylvania corporation (the “Company”), the above-described aggregate Liquidation Amount of the Trust’s Original Capital Securities in exchange for a like aggregate Liquidation Amount of the Trust’s Exchange Capital Securities which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the “Exchange Offer”).

Subject to and effective upon the acceptance for exchange of all or any portion of the Original Capital Securities tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Trust all right, title and interest in and to such Original Capital Securities as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Company as its agent and attorney-in-fact (with full knowledge that the Company is acting as agent of the Trust in connection with the Exchange Offer) with respect to the tendered Original Capital Securities, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus and, to (i) deliver Certificates for Original Capital Securities to the Company or the Trust together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Trust, upon receipt by the Company, as the undersigned’s agent, of the Exchange Capital Securities to be issued in exchange for such Original Capital Securities, (ii) present Certificates for such Original Capital Securities for transfer, and to transfer the Original Capital Securities on the books of the Trust, and (iii) receive for the account of the Trust all benefits and otherwise exercise all rights of beneficial ownership of such Original Capital Securities, all in accordance with the terms and conditions of the Exchange Offer.

THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE ORIGINAL CAPITAL SECURITIES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE TRUST WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE ORIGINAL CAPITAL SECURITIES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE TRUST OR THE COMPANY TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE ORIGINAL CAPITAL SECURITIES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

The name(s) and address(es) of the registered Holder(s) of the Original Capital Securities tendered hereby should be printed in the box entitled “Description of Original Capital Securities” above, as they appear on the Certificates representing such Original Capital Securities. The Certificate number(s) of any such Certificates and the liquidation amount of such Original Capital Securities should be specified in such box as indicated therein.

The undersigned understands that tenders of Original Capital Securities pursuant to the procedures described in “Procedures for Tendering Original Capital Securities” in the Prospectus and in the instructions attached hereto will, upon the Company’s and the Trust’s acceptance for exchange of such tendered Original Capital Securities, constitute a binding agreement between the undersigned, the Company and the Trust upon the terms and subject to the conditions of the Exchange Offer.

The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company and the Trust may not be required to accept for exchange any of the Original Capital Securities tendered hereby.

Unless otherwise indicated in the box entitled “Special Issuance Instructions” below, the undersigned hereby directs that the Exchange Capital Securities be issued in the name(s) of the undersigned.

Similarly, unless otherwise indicated under “Special Delivery Instructions,” certificates for Original Capital Securities and for Exchange Capital Securities will be delivered to the undersigned at the address shown below the undersigned’s signature.

BY TENDERING ORIGINAL CAPITAL SECURITIES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (1) THE UNDERSIGNED IS NOT AN “AFFILIATE” (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY OR THE TRUST, (2) ANY EXCHANGE CAPITAL SECURITIES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (3) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF EXCHANGE CAPITAL SECURITIES TO BE RECEIVED IN THE EXCHANGE OFFER, AND (4) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION.

Holders of the Exchange Capital Securities will be entitled to receive cumulative Distributions arising from the payment of interest on the Junior Subordinated Debentures, payable semi-annually in arrears on June 1 and December 1 of each year, commencing on June 1, 2008. The record dates will be the fifteenth day of the month which precedes the month in which the relevant payment occurs. In the event the Exchange Offer is consummated prior to the first record date, May 15, 2008, each Exchange Capital Security will pay cumulative Distributions from December 1, 2007. However, in the event the Exchange Offer is consummated after May 15, 2008, Distributions will be paid on the Original Capital Securities accumulated from December 1, 2007 to, but excluding June 1, 2008, and the Exchange Capital Securities then will pay Distributions from June 1, 2008. The amount of each Distribution with respect to Exchange Capital Securities will include amounts accrued to, but excluding the date the Distribution is due. Because of the foregoing procedures regarding Distributions, the amount of the Distributions received by Holders whose Original Capital Securities are accepted for exchange will not be affected by the exchange. The amount of Distributions payable to Holders for any period will be computed on the basis of a 360-day year consisting of twelve 30-day months and, for any period less than a full calendar month, on the basis of the actual number of days elapsed in such month. In the event that any date on which Distributions are payable on the Exchange Capital Securities is not a Business Day (as defined below), payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect to any such delay), in each case with the same force and effect as if made on such date (each date on which Distributions are payable in accordance with the foregoing, a “Distribution Date”). A “Business Day” shall mean any day other than a Saturday or a Sunday or a day on which banking institutions in New York, New York, or Hamilton, New Jersey are authorized or required by law or executive order to remain closed.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Trust to be necessary or desirable to complete the sale, assignment and transfer of the Original Capital Securities tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF ORIGINAL CAPITAL SECURITIES” ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL CAPITAL SECURITIES AS SET FORTH IN SUCH BOX.

HOLDER(S) SIGN HERE

(SEE ATTACHED INSTRUCTIONS 2, 5 AND 6)

(PLEASE COMPLETE SUBSTITUTE FORM W-9 ON THE LAST PAGE)

(Note: Signature(s) Must Be Guaranteed if Required by Instruction 2)

Must be signed by registered Holder(s) exactly as name(s) appear(s) on Certificate(s) for the Original Capital Securities hereby tendered or by any person(s) authorized to become the registered Holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Trust to comply with the restrictions on transfer applicable to the Original Capital Securities). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, set forth the signatory’s full title. See Instruction 5.

Signature:

(Signature(s) of Holder(s))

Date:                                                              , 2008

Name (s):

(Please Print)

Capacity (full title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security Number (s):

GUARANTEE OF SIGNATURE(S)

(See Attached Instructions 2 and 5)

Authorized Signature:

Name (s):

(Please Print)

Date:                                                              , 2008

Capacity (full title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security Number (s):

SPECIAL ISSUANCE INSTRUCTIONS (See Attached Instructions 1, 5 and 6)

To be completed ONLY if certificates for Exchange Capital Securities or non-tendered or non-exchanged Original Capital Securities are to be issued in the name of someone other than the registered Holder(s) of the Original Capital Securities whose name(s) appear(s) above.

Issue:

☐ Non-tendered or non-exchanged Original Capital Securities to:

☐ Exchange Capital Securities to:

Name (s):
(Please Print)

Address:

(Include Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security Number (s):

SPECIAL DELIVERY INSTRUCTIONS (See Attached Instructions 1, 5 and 6)

To be completed ONLY if certificates for Exchange Capital Securities or non-tendered or non-exchanged Original Capital Securities are to be sent to someone other than the registered Holder(s) of the Original Capital Securities whose name(s) appear(s) above, or such registered Holder(s) at an address other than that shown above.

Mail:

☐ Non-tendered or non-exchanged Original Capital Securities to:

☐ Exchange Capital Securities to:

Name (s):
(Please Print)

Address:

(Include Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security Number (s):

Instructions

Forming Part of the Terms and Conditions of the Exchange Offer

1. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. To tender in the Exchange Offer, Holders must tender by forwarding Certificates herewith pursuant to the procedures set forth in “Procedures for Tendering Original Capital Securities” in the Prospectus.

CERTIFICATES, AS WELL AS THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, WITH ANY REQUIRED SIGNATURE GUARANTEES, AND ANY OTHER DOCUMENTS REQUIRED BY THIS LETTER OF TRANSMITTAL, MUST BE RECEIVED BY THE COMPANY AT ITS ADDRESS SET FORTH HEREIN ON OR PRIOR TO THE EXPIRATION DATE IN ORDER FOR SUCH TENDER TO BE EFFECTIVE.

As used herein, “Eligible Institution” means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as “an eligible guarantor institution,” including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

THE METHOD OF DELIVERY OF THE CERTIFICATES, THIS LETTER OF TRANSMITTAL, AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY COMPANY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

Neither the Company nor the Trust will accept any alternative, conditional or contingent tenders. Each tendering Holder, by execution of a Letter of Transmittal, waives any right to receive any notice of the acceptance of such tender.

2. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if this Letter of Transmittal is signed by the registered Holder(s) of Original Capital Securities tendered herewith, unless such Holder(s) has completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” above.

3. Inadequate Space. If the space provided in the box captioned “Description of Original Capital Securities” is inadequate, the Certificate number(s) and/or the liquidation amount of Original Capital Securities and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

4. Partial Tenders and Withdrawal Rights. Except as otherwise provided herein, tenders of Original Capital Securities may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to such date, a written or facsimile transmission of such notice of withdrawal must be timely received by the Company at its addresses set forth above or in the Prospectus on or prior to such date. Any such notice of withdrawal must specify the name of the person who tendered the Original Capital Securities to be withdrawn, the aggregate liquidation amount of Original Capital Securities to be withdrawn, and, if any Certificates for Original Capital Securities have been tendered, the name of the registered Holder of the Original Capital Securities as set forth on any such Certificates, if different from that of the person who tendered such Original Capital Securities. If Certificates for the Original Capital Securities have been delivered or otherwise identified to us, then prior to the physical release of such Certificates, the tendering Holder must submit the serial numbers shown on the particular Certificates to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution. Withdrawals of tenders of Original Capital Securities may not be rescinded. Original Capital Securities properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described herein.

All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company and the Trust, in their sole discretion, whose determination shall be final and binding on all parties. Neither the Company, the Trust, any affiliates or assigns of the Company or the Trust, nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Original Capital Securities which have been tendered but which are withdrawn will be returned as the case may be, to the Holder thereof without cost to such Holder promptly after withdrawal.

5. Signatures on Letter of Transmittal, Assignments and Endorsements. If this Letter of Transmittal is signed by the registered Holder(s) of the Original Capital Securities tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) for such Original Capital Securities, without alteration, enlargement or any change whatsoever.

If any Certificates tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Original Capital Securities are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.

If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company and the Trust, in their sole discretion, of each such person’s authority so to act.

When this Letter of Transmittal is signed by the registered Holder(s) of the Original Capital Securities listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required except if Exchange Capital Securities are to be issued in the name of a person other than the registered Holder(s). If such exception applies, signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered Holder(s) of the Original Capital Securities listed, the Certificate(s) must be endorsed or accompanied by appropriate bond powers, signed exactly as the name(s) of the registered Holder(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Trust may require in accordance with the restrictions on transfer applicable to the Original Capital Securities. In such event, signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

6. Special Issuance and Delivery Instructions. If Exchange Capital Securities are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Capital Securities are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

7. Irregularities. The Company and the Trust will determine, in their sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Original Capital Securities, which determination shall be final and binding on all parties. The Company and the Trust reserve the absolute right to reject any and all tenders determined by either of them not to be in proper form or the acceptance of which, or exchange for which, may in the view of counsel to the Company and the Trust be unlawful. The Company and the Trust also reserve the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under “The Exchange Offer—Conditions to the Exchange Offer” or any conditions or irregularity in any tender of Original Capital Securities of any particular Holder whether or not similar conditions or irregularities are waived in the case of other Holders. The Company’s and the Trust’s interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Original Capital Securities will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Company, the Trust, any affiliates or assigns of the Company, the Trust, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

8. Questions, Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the Company, at its address and telephone number set forth on the front cover of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from the Company.

9. 28% Backup Withholding; Substitute Form W-9. Under federal income tax law, a Holder whose tendered Original Capital Securities are accepted for exchange is required to provide the Company with such Holder’s correct taxpayer identification number (“TIN”) on Substitute Form W-9 below. If the Company is not provided with the correct TIN, the Internal Revenue Service (the “IRS”) may subject the Holder or other payee to a $50 penalty. In addition, payments to such Holders or other payees with respect to Original Capital Securities exchanged pursuant to the Exchange Offer may be subject to 28% backup withholding.

The box in Part 2 of the Substitute Form W-9 may be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the Holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Company will withhold 28% of all payments made prior to the time a properly certified TIN is provided to the Company. The Company will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the Holder furnishes the Company with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the Holder and no further amounts shall be retained or withheld from payments made to the Holder thereafter. If, however, the Holder has not provided the Company with its TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 28% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

The Holder is required to give the Company the TIN (e.g., social security number or employer identification number) of the registered owner of the Original Capital Securities or of the last transferee appearing on the transfers attached to, or endorsed on, the Original Capital Securities.

Certain Holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such Holders should nevertheless complete the attached Substitute Form W-9 below, and write “exempt” on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder’s exempt status.

Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

10. Waiver of Conditions. The Company and the Trust reserve the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

11. No Conditional Tenders. No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of Original Capital Securities for exchange.

Neither the Company, the Trust, nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Capital Securities nor shall any of them incur any liability for failure to give any such notice.

12. Lost, Destroyed or Stolen Certificates. If any Certificate(s) representing Original Capital Securities have been lost, destroyed or stolen, the Holder should promptly notify the Company. The Holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

13. Security Transfer Taxes. Holders who tender their Original Capital Securities for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Capital Securities are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Original Capital Securities tendered, or if a transfer tax is imposed for any reason other than the exchange of Original Capital Securities in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

IMPORTANT: THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE COMPANY ON OR PRIOR TO THE EXPIRATION DATE.

PAYOR’S NAME:

SUBSTITUTE FORM W-9 DEPARTMENT OF THE TREASURY INTERNAL REVENUE SERVICE	Part I–PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security or Employer Identification Number (If awaiting TIN write “Applied For”)
Name (Please Print)

Payor’s Request for Taxpayer Identification Number (“TIN”) and Certification
ADDRESS

	CITY STATE	ZIP CODE

Part II–For Payees NOT subject to backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein.

CERTIFICATION–UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

1. The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

2. I am not subject to backup withholding because either (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions–You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

Signature: Date: 2004

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” IN PART I OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all payments made to me on account of the Exchange Capital Securities shall be retained until I provide a taxpayer identification number to The PNC Financial Services Group, Inc. and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 28% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

Signature	Date